Exhibit 99.2

Third-Quarter 2010 Results ALTRA HOLDINGS, INC. November 2, 2010 11:00 AM ET Dial In Number 877-407-8293 Domestic 201-689-8349 International Webcast at www.altramotion.com Replay Number Through November 9, 2010 877-660-6853 Domestic 201-612-7415 International Account Number: # 364 Conference ID: # 359424 Webcast Replay at www.altramotion.com

Safe Harbor Statement Cautionary Statement Regarding Forward Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as "believes," "expects," "potential," "continues," "may," "should," "seeks," "predicts," "anticipates," "intends," "projects," "estimates," "plans," "could," "designed", "should be," and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, those comments regarding Altra's ability to execute its long-term growth strategy, Altra's initiatives to invest in organic growth, seek strategic acquisitions, target key underpenetrated geographic regions, enter new high-growth markets, enhance efficiency and productivity and focus on the development of its people and processes; expectations that the demand momentum at early-cycle businesses will continue throughout 2010; encouragement that Altra may see an increase in orders from late cycle markets later this year and good sales growth in 2011; and the Company's guidance for 2010. In addition to the risks and uncertainties noted in this presentation and the accompanying conference call and release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) fluctuations in the costs of raw materials used in our products, (8) product liability claims, (9) work stoppages and other labor issues, (10) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (11) loss of key management and other personnel, (12) changes in pension and retirement liabilities, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangibles assets, (17) failure of operating equipment or information technology infrastructure, (18) risks associated with our debt leverage and operating covenants under our debt instruments, (19) risks associated with restrictions contained in our Senior Secured Notes, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) our ability to complete cost reduction actions and risks associated with such actions, (23) risks associated with implementation of our new ERP system, and (24) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra Holdings, Inc. does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise. 1

Revenues up 23% year over year Non-GAAP adjusted EPS up 333% to $0.26 in Q3 2010 Gross profit margin improved 270 basis points to 30.0% Non- GAAP adjusted operating margin grew 400 basis points to 10.9% Cash balance improved 40% since year-end, up to $72.2 million Third-Quarter 2010 Highlights 2

End Markets Continued to Improve in Q3 Distribution orders remain strong and distributors appear to be maintaining their current levels of inventory and not restocking Early cycle markets show strong year over year comparison Late cycle markets continue to show signs of improvement Longer lead time quoting activity began to turn into orders in Q3 and indicates late cycle markets could have a favorable impact on 2011 3

Drive organic growth from existing and new customers through new product development Expand coverage of underpenetrated geographies Broaden presence in strategic markets, including renewable energy, aerospace & defense and transportation Invest in technology to improve operating performance Improving productivity of organization through the Altra Business System Develop skills and abilities of our associates Acquire complementary companies Strategic Initiatives 4

Third-Quarter 2010 Financial Highlights 5

Third-Quarter 2010 Non-GAAP Adjusted Net Income and Operating Income 6

Balance Sheet Highlights 7

Third-Quarter 2010 Working Capital 8

Revised 2010E Outlook $512 - $517 Million in sales $0.95 - $1.00 Non-GAAP adjusted diluted earnings per share Non-GAAP Free Cash Flow $25 - $30 Million Approximately $17.0 Million in capital expenditures $21 - $22 Million in depreciation and amortization Tax rate approximately 29%-31% 9

Summary Improving demand environment Early cycle end markets are strong Improvement in certain late cycle end markets Orders are healthy, indicating a solid Q4 and strong footing for 2011 Excellent leverage demonstrated through improving margins and profitability Good progress on strategic growth initiatives Raised outlook for 2010 10

As used in this release and the accompanying slides posted on the company's website, non-GAAP adjusted diluted earnings per share, non-GAAP adjusted income from operations and non-GAAP adjusted net income are each calculated using either net income or income from operations that excludes premiums, discounts and interest expense associated with the extinguishment of debt, other post employment benefit plan settlement gains, restructuring costs, inventory adjustments due to the economic downturn and other income or charges that management does not consider to be directly related to the company's core operating performance. Non-GAAP adjusted diluted earnings per share is calculated by dividing non-GAAP adjusted net income by GAAP weighted average shares outstanding (diluted). As used in this release and the accompanying slides posted on the company's website, non-GAAP free cash flow is calculated as cash flow from operating activities less capital expenditures. As used in the accompanying slides posted on the company's website, non-GAAP net debt is calculated as total debt less cash and non-GAAP total capitalization is calculated as non-GAAP net debt plus shareholders' equity. Altra believes that the presentation of non-GAAP adjusted net income, non-GAAP adjusted income from operations, non-GAAP recurring diluted earnings per share, non-GAAP free cash flow, non-GAAP net debt and non-GAAP total capitalization provides important supplemental information to management and investors regarding financial and business trends relating to the company's financial condition and results of operations. 11 Discussion of Non-GAAP Measures